Exhibit 1.1
SIMMONS FIRST NATIONAL CORPORATION
2,650,000 Shares 1
Class A Common Stock
UNDERWRITING AGREEMENT
November 10, 2009
Stephens Inc.
111 Center Street
Little Rock, Arkansas 72201
     as Representative of the several Underwriters
     named in Schedule I hereto
Ladies and Gentlemen:
     Simmons First National Corporation, an Arkansas corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the underwriters named in Schedule I hereto (each, an “Underwriter” and, collectively, the “Underwriters”), for whom Stephens Inc. is acting as representative (the “Representative”), an aggregate of 2,650,000 shares (the “Firm Shares”) and, at the election of the Underwriters, up to 397,500 additional shares (the “Option Shares”) of the Class A Common Stock, $0.01 par value per share (“Common Stock”), of the Company (the Firm Shares and the Option Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the “Shares”).
     The Company has filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3 (No. 333-161558), including any related preliminary prospectus or prospectuses, covering the registration of the Securities under the Securities Act of 1933, as amended (the “1933 Act”). Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430B (“Rule 430B”) of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”) and paragraph (b) of Rule 424 (“Rule 424(b)”) of the 1933 Act Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to Rule 430B is referred to as “Rule 430B Information.” Each prospectus, together with the related prospectus supplement, used in connection with the offering of the Shares that omitted the Rule 430B Information or that was captioned “Subject to Completion” (or similar caption) is herein called, together with the documents incorporated and deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, a “preliminary prospectus,” and all references herein to any “preliminary prospectus” shall be deemed to mean and include, without limitation, the Statutory Prospectus (as hereinafter defined) and each preliminary prospectus included in the registration statement referred to above. Such registration statement, at any given time, including the amendments thereto, the exhibits and any schedules thereto, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at

[1]	Plus up to 397,500 shares of Common Stock subject to the Underwriters’ Option Shares as set forth herein.

such time, and the documents and information (including, without limitation, any Rule 430B Information) otherwise deemed to be a part thereof or included therein at such time, is herein called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Shares, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act is herein called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).
     All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements (including pro forma financial information) and schedules and other information which is incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”), which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.
1. (a) The Company represents and warrants to each of the several Underwriters, as of the date hereof, as of the Applicable Time (as defined below) and as of each Time of Delivery referred to in Section 4(a) hereof (each such date, a “Representation Date”), and agrees with each of the several Underwriters, as follows:
          (i) The Registration Statement, as was originally declared effective by the Commission on September 9, 2009, and any Rule 462(b) Registration Statement and post-effective amendments thereto, if any, have become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendments thereto has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Company meets the requirements for use of Form S-3 under the 1933 Act and, in accordance with Rule 5110(b)(7)(C)(i) of the Financial Industry Regulatory Authority (“FINRA”), the Shares have been registered with the Commission on Form S-3 under the 1933 Act pursuant to the standards for such Form S-3 in effect prior to October 21, 1992.
          At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the First Time of Delivery referred to in Section 4(a) hereof (and, if any Option Shares are purchased, at the Second Time of Delivery referred to in Section 4(a) hereof), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the First Time of Delivery (and, if any Option Shares are purchased, at the Second Time of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          As of the Applicable Time (as defined below), neither (x) the Issuer-Represented General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, (y) the Statutory Prospectus (as defined below) as of the Applicable Time (collectively, such Issuer-Represented General Use Free Writing Prospectus(es) and the Statutory Prospectus are referred to as the “General Disclosure Package”), nor (z) any individual Issuer-Represented Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          The General Disclosure Package will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.
          As used in this subsection and elsewhere in this Agreement:
          “Applicable Time” means 8:00 a.m. (Central Standard Time) on November 11, 2009, or such other date or time as agreed to by the Company and the Representative.
          “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), relating to the Shares, including, without limitation, any such issuer free writing prospectus that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).
          “Issuer-Represented General Use Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is intended for general distribution to prospective investors.
          “Issuer-Represented Limited-Use Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is not an Issuer-Represented General Use Free Writing Prospectus.
          “Statutory Prospectus” means, at any time, the prospectus relating to the Shares that is included in the Registration Statement immediately prior to that time, including any documents incorporated and deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at such time.
          Each Issuer-Represented Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offering and sale of the Shares, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus, in each case including the documents incorporated and deemed to be incorporated by reference therein.

          The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the Statutory Prospectus, the Prospectus or any Issuer-Represented Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by the Underwriters through the Representative expressly for use therein.
          Each preliminary prospectus (including the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto) complied when so filed in all material respects with the 1933 Act and 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriter for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.
          At the time of filing the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 of the 1933 Act Regulations.
          (ii) The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Statutory Prospectus or the Prospectus, at the respective time they were or hereafter are filed with the Commission, complied, comply and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), and did not, do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
          (iii) (A) The consolidated financial statements, including the related schedules and notes, filed with the Commission as a part of the Registration Statement and included in or incorporated by reference into the General Disclosure Package and the Prospectus (the “Consolidated Financial Statements”) present fairly the consolidated financial position of the Company and its Subsidiaries (as defined below) as of the dates indicated and the results of their operations and cash flows for the periods specified; (B) such Consolidated Financial Statements, unless otherwise noted therein have been prepared in conformity with generally accepted accounting principles as applied in the United States (“GAAP”) applied on a consistent basis throughout the periods involved; (C) no other consolidated financial statements or supporting schedules are required to be included in the Registration Statement, the General Disclosure Package and the Prospectus; (D) (1) the income statement data, balance sheet data and per share data as of and for the five fiscal years ended December 31, 2008 as set forth in the Prospectus under the caption “Selected Historical Financial Data,” (2) the income statement data and per share data as of and for the three month periods and the nine month periods ended September 30, 2009 and September 30, 2008 and balance sheet data as of and for the three month periods and the nine month periods ended September 30, 2009 and September 30, 2008 as set forth in the Prospectus under the caption “Selected Historical Financial Data,” and (3) the net income data and earnings per share data for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009, and the balance sheet data as of March 31, 2009, June 30, 2009 and September 30, 2009, as set forth in the Prospectus under the caption “Recent Quarterly Financial Summary,” fairly present the information therein on a basis consistent with that of the audited consolidated financial statements contained in the Registration Statement, the General Disclosure Package and the Prospectus; (E) all adjustments, consisting only of normal recurring adjustments or accruals, necessary for a fair presentation of results for such periods have been made in the unaudited financial information referred to in clause (D) above; and (F) to the extent applicable, all disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus regarding “non-GAAP financial measures” as such term is defined by the rules and regulations of the Commission comply with Regulation G of the 1934 Act, the 1934 Act Regulations and Item 10 of Regulation S-K under the 1933 Act.

          (iv) BKD, LLP, the independent registered public accounting firm that certified the Consolidated Financial Statements of the Company and its Subsidiaries that are included in or incorporated by reference into the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm as required by the 1933 Act and the 1933 Act Regulations and by the rules of the Public Accounting Oversight Board, and such accountants are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) with respect to the Company.
          (v) The statements set forth in the Statutory Prospectus and the Prospectus under the caption “Description of Capital Stock and Securities” and “Risk Factors,” and incorporated by reference into the Statutory Prospectus and the Prospectus from the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, under the caption “Supervision and Regulation,” insofar as they purport to constitute a summary of the terms of the Shares or certain provisions of the Company’s articles of incorporation and by-laws or Arkansas law, and insofar as they purport to describe the provisions of the laws, rules, regulations and documents referred to therein, are accurate and complete; and the statistical and financial data contained in the Statutory Prospectus and Prospectus are based on or derived from sources which the Company believes are reliable and accurate.
          (vi) The Company is a registered bank holding company under the Bank Holding Company Act of 1956, as amended (“BHCA”) with respect to the subsidiary banks listed on Schedule II attached hereto (the “Subsidiary Banks”), and is a financial holding company pursuant to Section 4(l) of the BHCA. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement; the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect (as defined below); the Company is subject to the reporting requirements of the 1934 Act and has timely filed all reports required thereby.
          (vii) Since the date of the latest audited Consolidated Financial Statements included in the Registration Statement, the General Disclosure Package and the Prospectus: (A) neither the Company nor any of its subsidiaries, all of which are listed on Schedule II attached hereto, including the Subsidiary Banks (each a “Subsidiary” and collectively, the “Subsidiaries”), has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus; and, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, (i) there has not been any material adverse change in the capital stock, other equity interests or long-term debt of the Company or any of its Subsidiaries or (ii) any material adverse change, or any development that may cause a prospective material adverse change, in or affecting the general affairs, management, earnings, business, properties, assets, current or future consolidated financial position, business prospects, stockholders’ equity or results of operations of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and (iii) there has been no effect with respect to the Company and its Subsidiaries considered as one enterprise, which would prevent, or be reasonably likely to prevent, the Company from consummating the transactions contemplated by this Agreement (each of (i), (ii) and (iii), a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise, otherwise than as set forth or contemplated in the Statutory Prospectus and the Prospectus, and (C) except for quarterly dividends on the Common Stock, which are set forth in the Prospectus under the caption “Price Range of Common Stock and Dividends Declared,” in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, otherwise than as set forth or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus;
          (viii) The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all mortgages, pledges, security interests, claims, restrictions, liens, encumbrances and defects except such as are described in the Registration Statement, the General Disclosure Package and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries, and neither the Company nor any Subsidiary has any written, or to the Company’s knowledge, oral notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.
          (ix) The Company has full legal right, corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company. This Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights and the application of equitable principles relating to the availability of remedies, and subject to 12 U.S.C. §1818(b)(6)(D) (or any successor statute) and similar bank regulatory powers and to the application of principles of public policy, and except as rights to indemnity or contribution, including but not limited to, indemnification provisions set forth in Section 8 of this Agreement may be limited by federal or state securities law or the public policy underlying such laws.
          (x) Each Subsidiary of the Company has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization (or, with respect to the each of the Subsidiary Banks, has been duly chartered and is validly existing as a state chartered bank or national banking association), and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus; each Subsidiary of the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify, or be in good standing, would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; all of the issued and outstanding capital stock or other equity interests of each Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through Subsidiaries; the Company owns, directly or through Subsidiaries, the issued and outstanding capital stock or other equity interest of each Subsidiary free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim; the Company does not own or control, directly or indirectly, any corporation, association or other entity other than the Subsidiaries; none of the outstanding shares of capital stock or other equity interest of any

Subsidiary was issued in violation of the preemptive or similar rights of any security holder or equity holder of such Subsidiary; the activities of the subsidiaries of the Subsidiary Banks are permitted to subsidiaries of a state or national bank that is a member of the Federal Reserve System and the deposit accounts of the Subsidiary Banks are insured up to the applicable limits by the Federal Deposit Insurance Corporation (the “FDIC”).
          (xi) The Company has an authorized capitalization as set forth in each of the Registration Statement, the General Disclosure Package and the Prospectus under the section entitled “Capitalization,” and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and have been issued in compliance with federal and state securities laws; none of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company; the description of the Company’s stock option, stock bonus and other stock plans or arrangements and the options or other rights granted thereunder, set forth or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, accurately and fairly presents, in all material respects, the information required to be shown with respect to such plans, arrangements, options and rights.
          (xii) The Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be validly issued, fully paid and nonassessable, and conform to the description thereof contained in each of the Registration Statement, the General Disclosure Package and the Prospectus. No preemptive rights or other rights to subscribe for or purchase any shares of Common Stock exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement, except for such rights as may have been fully satisfied or waived prior to the date of this Agreement. There are no restrictions upon the voting or transfer of any of the Shares except as required under applicable federal or state securities laws. No further approval or authority of the shareholders or the board of directors of the Company will be required for the issuance and sale of the Shares as contemplated herein.
          (xiii) Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, (A) there are no outstanding rights (contractual or otherwise), warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity interests in the Company; and (B) there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the 1933 Act or otherwise register any securities the Company owned or to be owned by such person.
          (xiv) The issuance and sale of the Shares by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or result in a Repayment Event (as defined below) under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will such action result in any violation of the provisions of the certificate of incorporation, articles of association or charter (as applicable) or by-laws of the Company or any of its Subsidiaries or any statute or any order, rule or regulation of any federal, state, local or foreign court, arbitrator, regulatory authority or governmental agency (each a “Governmental Entity”) or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares, the performance by the Company of its obligations hereunder or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the 1933 Act of the Shares and except as may be required under the rules and regulations of the NASDAQ Global Select Market or FINRA and such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state or Canadian securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters. As used herein, a “Repayment Event” means any event or condition that gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Subsidiaries.
          (xv) Neither the Company nor any of its Subsidiaries is in violation of its certificate of incorporation, articles of organization or charter (as applicable) or by-laws; neither the Company nor any of its Subsidiaries is in breach or default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or to which any of the property or assets of the Company or any Subsidiary is subject, except for such defaults that would not result in a Material Adverse Effect with respect to any of the Company or any Subsidiary.
          (xvi) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and its Subsidiaries are conducting their respective businesses in compliance in all material respects with all federal, state, local and foreign statutes, laws, rules, regulations, decisions, directives and orders applicable to them, including, without limitation, all regulations and orders of, or agreements with, the Board of Governors of the Federal Reserve System (the “FRB”), the Arkansas State Bank Department (“ASBD”), the Office of the Comptroller of Currency (the “OCC”), the FDIC, the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act, the Home Mortgage Disclosure Act, all other applicable fair lending laws or other laws relating to discrimination and the Bank Secrecy Act and Title III of the USA Patriot Act, and neither the Company nor any of its Subsidiaries has received any written, or to the Company’s knowledge, oral communication from any Governmental Entity asserting that the Company or any of its Subsidiaries is not in compliance with any such statute, law, rule, regulation, decision, directive or order.
          (xvii) There are no legal or governmental actions or suits, investigations, inquiries or proceedings before or by any court or Government Entity, now pending or, to the knowledge of the Company, threatened or contemplated, to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject (A) that is required to be disclosed in the Registration Statement, the General Disclosure Package or the Prospectus by the 1933 Act or by the 1933 Act Regulations and not disclosed therein or (B) which, if determined adversely to the Company or any of its Subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect; and there are no contracts or documents of the Company or any of its Subsidiaries which would be required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as exhibits thereto by the 1933 Act or by the 1933 Act Regulations which have not been so described and filed.
          (xviii) Each of the Company and its Subsidiaries possesses all permits, licenses, approvals, consents and other authorizations of (collectively, “Governmental Licenses”), and has made all filings, applications and registrations with, all Governmental Entities to permit the Company or such Subsidiary to conduct the business now operated by the Company or its Subsidiaries; the Company and its Subsidiaries are in substantial compliance with the terms and conditions of all such material Governmental Licenses; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses.
          (xix) Except as described in the Registration Statement, the General Disclosure Package and the Prospectus and except as would not result in a Material Adverse Effect: (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, required to be described therein and relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”); (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements; and (C) there are no pending or, to the Company’s knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries.
          (xx) The Company and each of its Subsidiaries own or possess adequate rights to use or can acquire on reasonable terms ownership or rights to use all material patents, patent applications, patent rights, licenses, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, know-how (including trade secrets and other unpatented and/or unpatenable property or confidential information, systems or procedures and excluding generally commercially available “off the shelf” software programs licensed pursuant to shrink wrap or “click and accept” licenses) and licenses (collectively, “Intellectual Property”) necessary for the conduct of their respective businesses, except where the failure to own or possess such rights would not have a Material Adverse Effect, and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of infringement or conflict with, any such rights of others or any facts or circumstances that would render any material Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein.
          (xxi) No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its Subsidiaries, on the other hand, which is required to be described in the Registration Statement, the General Disclosure Package and the Prospectus by the 1933 Act or by the 1933 Act Regulations, has not been so described.
          (xxii) The Company is not and, after giving effect to the offering and sale of the Shares and after receipt of payment for the Shares and the application of such proceeds as described in the Registration Statement, the General Disclosure Package and the Prospectus, will not be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).
          (xxiii) There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.
          (xxiv) Neither the Company nor any of its Subsidiaries, nor any affiliates of the Company or its Subsidiaries has taken nor will any of them take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.
          (xxv) Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any director, officer, employee or agent or other person associated with or acting on behalf of the Company or any of its Subsidiaries has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (D) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
          (xxvi) The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the end of the Company’s most recent audited fiscal year, there has been (y) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (z) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
          (xxvii) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the 1934 Act), which (A) are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms and that material information relating to the Company and its Subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within the Company and its Subsidiaries to allow timely decisions regarding disclosure, and (B) are effective in all material respects to perform the functions for which they were established. Based on the evaluation of the Company’s and each Subsidiary’s disclosure controls and procedures described above, the Company is not aware of (y) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls or (z) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. Since the most recent evaluation of the Company’s disclosure controls and procedures described above, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls.
          (xxviii) Neither the Company nor any of its Subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to any investigation with respect to, any corrective, suspension or cease-and-desist order, agreement, memorandum of understanding, consent agreement or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any

Governmental Entity charged with the supervision or regulation of depository institutions or engaged in the insurance of deposits (including the FDIC) or the supervision or regulation of the Company or any of its Subsidiaries that currently relates to or restricts in any material respect their business or their management (each, a “Regulatory Agreement”), nor has the Company or any of its Subsidiaries been advised by any such Governmental Entity that it is considering issuing or requesting any such Regulatory Agreement; there is no unresolved violation, criticism or exception by any such Governmental Entity with respect to any report or statement relating to any examinations of the Company or any of its Subsidiaries which, in the reasonable judgment of the Company, currently results in or is expected to result in a Material Adverse Effect.
          (xxix) Any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its Subsidiaries or their “ERISA Affiliates” (as defined below) is in compliance with ERISA, except where the failure to be in such compliance would not have a Material Adverse Effect; “ERISA Affiliate” means, with respect to the Company or a Subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such Subsidiary is a member; no “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates; no “employee benefit plan” established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA); none of the Company, its Subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (B) Sections 412, 4971, 4975 or 4980B of the Code; each “employee benefit plan” established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code has received a favorable determination or approval letter from the Internal Revenue Service regarding its qualification under such section and nothing has occurred whether by action or failure to act, which would cause the loss of such qualification.
          (xxx) The Company and its Subsidiaries, taken as a whole, are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which they are engaged; and neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage from similar insurers as may be necessary to continue its business, at a commercially reasonable cost; neither the Company nor any of its Subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.
          (xxxi) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company, or the Underwriters, for a brokerage commission, finder’s fee or other like payment.
          (xxxii) The Company and its Subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns or have properly requested extensions thereof, all such tax returns are true, complete and correct; the Company and its Subsidiaries have paid all taxes required to be paid by any of them; the Company has made adequate charges, accruals and reserves in the applicable consolidated financial statements referred to in Section 1(a)(vii) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its Subsidiaries has not been finally determined.

          (xxxiii) No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent, which, in any case, may reasonably be expected to result in a Material Adverse Effect.
          (xxxiv) The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, money laundering statutes applicable to the Company and its Subsidiaries, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), except where the failure to be in such compliance would not have a Material Adverse Effect.
          (xxxv) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, no Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock or other equity interest of such Subsidiary or from repaying to the Company any loans or advances to such Subsidiary from the Company.
          (xxxvi) The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the 1933 Act, and the Company is not the subject of a pending proceeding under Section 8A of the 1933 Act in connection with the offering of the Shares.
          (xxxvii) No person has the right to require the Company or any of its Subsidiaries to register any securities for sale under the 1933 Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Shares to be sold by the Company hereunder.
          (xxxviii) The Company has not distributed and, prior to the later to occur of (i) the Time of Delivery and (ii) completion of the distribution of the Shares, will not distribute any “prospectus” (as such term is defined in the 1933 Act and the 1933 Act Regulations) in connection with the offering and sale of the Shares other than the Registration Statement, the Statutory Prospectus, the Prospectus or other materials, if any, permitted by the 1933 Act or by the rules and regulations promulgated by the Commission thereunder and approved by the Underwriters.
          (xxxix) No forward-looking statement (within the meaning of Section 27A of the 1933 Act and Section 21E of the 1934 Act) contained in the Registration Statement, the General Disclosure Package and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.
          (xxxx) Each of the Company’s executive officers and directors and the other persons listed on Schedule III hereto, has executed and delivered a lock-up agreement substantially in the form of Exhibit A.
          (xxxxi) Neither the Company nor any of its Subsidiaries has participated in any reportable transaction, as defined in Treasury Regulation Section 1.6011-(4)(b)(1).
          (xxxxii) Each of the Company and its Subsidiaries has good and marketable title to all securities held by it (except securities sold under repurchase agreements or held in any fiduciary or agency capacity) free and clear of any lien, claim, charge, option, encumbrance, mortgage, pledge or security interest or other restriction of any kind, except to the extent such securities are pledged in the ordinary course of business consistent with prudent business practices to secure obligations of the

Company or any of its Subsidiaries and except for such defects in title or liens, claims, charges, options, encumbrances, mortgages, pledges or security interests or other restrictions of any kind that would not constitute a Material Adverse Effect; such securities are valued on the books of the Company and its Subsidiaries in accordance with GAAP.
          (xxxxiii) To the knowledge of the Company, there are no affiliations or associations between any member of FINRA and any of the Company’s officers, directors or beneficial owners of 5% or more of the Company’s outstanding Common Stock, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus; and
          (xxxxiv) Any and all material swaps, caps, floors, futures, forward contracts, option agreements (other than employee stock options) and other derivative financial instruments, contracts or arrangements, whether entered into for the account of the Company or one of its Subsidiaries or for the account of a customer of the Company or one of its Subsidiaries, were entered into in the ordinary course of business and in accordance with prudent business practice and applicable laws, rules, regulations and policies of all applicable regulatory agencies and with counterparties believed to be financially responsible at the time. The Company and each of its Subsidiaries have duly performed all of their obligations thereunder to the extent that such obligations to perform have accrued, and there are no breaches, violations or defaults or allegations or assertions of such by any party thereunder, except for such breaches, violations, defaults or allegations that would not constitute a Material Adverse Effect.
     (b) Any certificate signed by an officer of the Company and delivered to the Underwriters or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters set forth therein.
2. (a) Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $23.214 the number of Firm Shares as set forth opposite the name of such Underwriter in Schedule I attached hereto.
     (b) The Company hereby grants to the Underwriters the right to purchase at their election up to 397,500 Option Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Shares. In the event and to the extent that the Underwriters shall exercise the election to purchase Option Shares, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Option Shares as to which such election shall have been exercised (to be adjusted by the Representative so as to eliminate fractional shares) determined by multiplying such number of Option Shares by a fraction, the numerator of which is the maximum number of Firm Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Firm Shares that all of the Underwriters are entitled to purchase hereunder. Any such election to purchase Option Shares may be exercised only by written notice from the Representative to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Option Shares to be purchased and the date on which such Option Shares are to be delivered, as determined by the Representative but in no event earlier than the First Time of Delivery or, unless the Representative and the Company otherwise agree in writing, no earlier than two or later than ten Business Days after the date of such notice.
     (c) It is understood that each Underwriter has authorized the Representative to accept delivery of, receipt for, and make payment of the purchase price for the Firm Shares and the Option Shares, if any, which such Underwriter has agreed to purchase. Stephens Inc., individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Firm Shares or the Option Shares, if any, to be purchased by any Underwriter whose funds have not been received by Stephens Inc. by the relevant Time of Delivery but such payment shall not relieve such Underwriter from its obligations hereunder.
3. Upon the authorization by the Representative of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.
4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon at least 48 hours’ prior notice to the Company, shall be delivered by or on behalf of the Company to Stephens Inc. through the facilities of the Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same day) funds to the account specified by the Company to the Representative at least 48 hours in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least 24 hours prior to the Time of Delivery with respect thereto at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:00 a.m., Central Standard Time, on November 17, 2009 or such other time and date as the Representative and the Company may agree upon in writing, and, with respect to the Option Shares, 9:00 a.m., Central Standard Time, on the date specified by the Representative in the written notice given by the Representative of the Underwriters’ election to purchase such Option Shares, or such other time and date as the Representative and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery,” such time and date for delivery of the Option Shares, if not the First Time of Delivery, is herein called the “Second Time of Delivery,” and each such time and date for delivery is herein called a “Time of Delivery.”
     (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Shares and any additional documents requested by the Representative pursuant to Section 7(o) hereof, will be delivered at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201, or such other location as the Company and the Underwriter shall mutually agree (the “Closing Location”), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 9:00 a.m., Central Standard Time, on the Business Day next preceding such Time of Delivery, at which meeting the final executed copies of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto.
5. The Company agrees with each of the Underwriters:
     (a) To prepare the Prospectus in a form approved by the Representative and to file such Prospectus pursuant to Rule 424(b) under the 1933 Act not later than the Commission’s close of business on the second Business Day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430B under the 1933 Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus which shall be disapproved by the Representative promptly after reasonable notice thereof; to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement or any Rule 462(b) Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representative with copies thereof; to advise the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any preliminary prospectus, Issuer-

Represented Free Writing Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, any preliminary prospectus, Issuer-Represented Free Writing Prospectus or the Prospectus (in each case, including any document incorporated or deemed to be incorporated by reference therein) or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any preliminary prospectus, any Issuer-Represented Free Writing Prospectus or Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;
     (b) If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the General Disclosure Package or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has notified or will notify promptly the Representative so that any use of such Issuer-Represented Free Writing Prospectus may cease until it is amended or supplemented and the Company has promptly amended or supplemented or will promptly amend or supplement such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission;
     (c) The Company represents and agrees that, unless it obtains the prior written consent of the Representative, and each Underwriter represents and agrees that, unless it obtains the prior written consent of both the Company and the Representative, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the 1933 Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the 1933 Act, whether or not required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The Company represents that it has satisfied the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show. Notwithstanding the foregoing, for purposes of this Section 5(c) the Company makes no representations or warranties with respect to the activities of the Underwriters;
     (d) Promptly from time to time to take such action as the Representative may reasonably request to qualify the Shares for offering and sale under the securities laws of such states and foreign jurisdictions as the Representative may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;
     (e) Prior to 9:00 a.m., Central Standard Time, on the second Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in such quantities as the Representative may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the 1933 Act or the 1933 Act Regulations, to notify the Representative and upon its request to prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Representative may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon its request, to prepare and deliver to such Underwriter as many copies as the Representative may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the 1933 Act;
     (f) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the 1933 Act), an earnings statement of the Company and its Subsidiaries (which need not be audited) complying with Section 11(a) of the 1933 Act and the 1933 Act Regulations (including, at the option of the Company, Rule 158);
     (g) During the period beginning on and including the date of this Agreement and continuing through and including the date that is 90 days after the date of this Agreement, not to and to use its best efforts not to allow any of the individuals listed on Schedule III hereto, to sell, offer, agree to sell, contract to sell, hypothecate, pledge, grant any option to purchase, make any short sale of, or otherwise dispose of or hedge, directly or indirectly, except as provided in the last sentence of this Section 5(g), any shares of Common Stock, any securities of the Company substantially similar to the Common Stock or any securities convertible into, repayable with, exchangeable or exercisable for, or that represent the right to receive any shares of Common Stock or any securities of the Company substantially similar to the Common Stock, or publicly announce an intention to do any of the foregoing, without the prior written consent of the Representative provided, however, that if: (1) during the period that begins on the date that is 15 calendar days plus three Business Days before the last day of the 90-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of such 90-day period, the Company announces that it will release earnings results or becomes aware that material news or a material event relating to the Company will occur during the 16-day period beginning on the last day of such 90-day period, the restrictions imposed by this Section 5(g) shall continue to apply until the expiration of the date that is 15 calendar days plus three Business Days after the date on which the earnings release is issued or the material news or a material event relating to the Company occurs. Notwithstanding the provisions set forth in the immediately preceding sentence, the Company may (x) issue Shares to the Underwriters pursuant to this Agreement, (y) issue shares, and options to purchase shares, of Common Stock pursuant to stock option plans described in the Registration Statement, the General Disclosure Package and the Prospectus, as those plans are in effect on the date of this Agreement and (z) issue shares of Common Stock upon the exercise of stock options or warrants that are described in the Registration Statement, the General Disclosure Package and the Prospectus and that are outstanding on the date of this Agreement, and issue shares of Common Stock upon the exercise of stock options issued after the date of this Agreement under stock option plans referred to in clause (y) of this sentence, as those plans are in effect on the date of this Agreement;
     (h) To furnish to its shareholders, as soon as practicable after the end of each fiscal year, an annual report (including a balance sheet and statements of income, shareholders’ equity and cash flows of the Company and its Subsidiaries certified by an independent registered public accounting firm) and, as soon as practicable after the end of each of the first three quarters of each fiscal year, to make available to its shareholders consolidated summary financial information of the Company and its Subsidiaries for such quarter in reasonable detail;
     (i) During a period of five years from the date of this Agreement, to furnish to the Representative copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to the Representative as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; provided, however, that any such reports that have been furnished or filed with the Commission and are available on its EDGAR system, or any successor thereto, shall be deemed to have been furnished to the Representative;
     (j) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in each of the General Disclosure Package and the Prospectus under the caption “Use of Proceeds;”
     (k) If the Company elects to rely on Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the 1933 Act;
     (l) The Company will use its best efforts to list for quotation the Shares on the NASDAQ Global Select Market;
     (m) Until completion of the distribution of the Shares, the Company will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations;
     (n) That unless it obtains the prior consent of the Representative, and the Representative represents and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Shares that would constitute an Issuer-Represented Free Writing Prospectus and has complied and will comply with the requirements of Rule 433 applicable to any Issuer-Represented Free Writing Prospectus, including where and when required timely filing with the Commission, legending and record keeping. The Company represents that it has satisfied and agrees that it will satisfy the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show; and
     (o) The Company will comply, and will use its reasonable best efforts to cause the Company’s directors and officers, in their capacities as such, to comply, in all material respects, with all effective applicable provisions of the Sarbanes-Oxley Act and the rules and regulations thereunder.
6. The Company covenants and agrees with the Underwriters that the Company will pay or cause to be paid the following, whether or not the transactions contemplated herein are completed: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any preliminary prospectus, any Permitted Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any agreement among Underwriters, this Agreement, closing documents (including any copying or compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state or foreign securities laws as provided in Section 5(d) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with Blue Sky laws and the securities laws of any foreign jurisdictions where the Underwriters may offer any Shares for sale; (iv) all fees and expenses in connection with listing the Shares on the NASDAQ Global Select Market; (v) the cost of preparing stock certificates; (vi) the cost and charges of any transfer agent or registrar; (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Shares, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.
7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the following additional conditions:
     (a) The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at each Time of Delivery, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriter. A prospectus containing the Rule 430B Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) without reliance on Rule 424(b)(8) or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430B;
     (b) The representations and warranties and other statements of the Company in this Agreement are true and correct on and as of each Time of Delivery, and (B) the Company has complied with all the agreements, performed all its obligations and has satisfied all of the obligations on its part to be performed or satisfied at or prior to the First Time of Delivery, and at or prior to the Second Time of Delivery, as the case may be;
     (c) No litigation has been instituted or, to the actual knowledge of any Company officer, threatened against the Company or any Subsidiary of a character required to be disclosed in the Registration Statement which is not so disclosed; to the actual knowledge of any Company officer, there is no contract required to be filed as an exhibit to the Registration Statement which is not so filed;
     (d) Kutak Rock LLP, counsel for the Underwriters, shall have furnished to the Representative such written opinion, dated as of the First Time of Delivery and, if applicable, the Second Time of Delivery, covering the matters set forth in Schedule V hereof, with customary qualifications, limitations and assumptions customary for transactions of this type and reasonably satisfactory to the Representative, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters. In said opinion, Kutak Rock LLP may rely as to all matters of law on the opinion of Quattlebaum, Grooms, Tull & Burrow, PLLC;
     (e) Quattlebaum, Grooms, Tull & Burrow, PLLC, counsel for the Company, shall have furnished to the Representative their written opinion, dated as of the First Time of Delivery and, if applicable, the Second Time of Delivery, in form and substance satisfactory to the Representative, to the substantial effect set forth in Schedule IV hereof;

     (f) At the time of the execution of this Agreement, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, BKD, LLP shall have furnished to the Representative a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representative, containing statements and information of the type ordinarily included in accountants “comfort letters” to underwriters with respect to the financial statements of the Company and certain financial information contained in the Statutory Prospectus and the Prospectus, as applicable;
     (g) At each effective date or each Time of Delivery, as the case may be, BKD, LLP shall have delivered a letter, dated as of the effective date or the date of the Time of Delivery, as the case may be, to the effect that they reaffirm the statements made in the letter or letters furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than three Business Days prior to the effective date or the date of the Time of Delivery, as the case may be;
     (h) (i) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited Consolidated Financial Statements included in each of the Registration Statement, the General Disclosure Package and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in each of the Registration Statement, the General Disclosure Package and the Prospectus, and (ii) since the respective dates as of which information is given in each of the Registration Statement, the General Disclosure Package and the Prospectus there shall not have been any change in the capital stock, other equity interests or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its Subsidiaries, otherwise than as set forth or contemplated in each of the Registration Statement, the General Disclosure Package and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representative so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in each of the Registration Statement the General Disclosure Package and the Prospectus. As used in this paragraph, references to the Registration Statement, the General Disclosure Package and the Prospectus exclude any amendments or supplements thereto subsequent to the date of this Agreement;
     (i) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on the NASDAQ Stock Market or any setting of minimum or maximum prices for trading on such exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the NASDAQ Stock Market; (iii) a general moratorium on commercial banking activities declared by either Federal, New York or Arkansas authorities; (iv) any major disruption of settlements of securities, payment or clearance services in the United States or any country where such securities are listed; (v) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or a material adverse change in general economic, political or financial conditions, or currency exchange rates or exchange controls, including without limitation as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), or any other calamity or crisis, if the effect of any such event specified in this clause (v) in the judgment of the Representative makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Registration Statement, the General Disclosure Package or the Prospectus or to enforce contracts for the sale of the Shares;

     (j) The Shares to be sold at such Time of Delivery shall have been duly listed for quotation on the NASDAQ Global Select Market;
     (k) Prior to the execution and delivery of this Agreement, the Company has obtained and delivered to the Underwriters executed lock-up agreements from each officer and director listed on Schedule III hereto of the Company, substantially in the form of Exhibit A;
     (l) Since the respective dates as of which information is given in the Prospectus, there shall not have occurred any Material Adverse Effect whether or not arising in the ordinary course of business.
     (m) The Company shall have complied with the provisions of Section 5(e) hereof with respect to the furnishing of prospectuses on the second Business Day next succeeding the date of this Agreement; and
     (n) The Company shall have furnished or caused to be furnished to the Representative at each Time of Delivery certificates of officers of the Company satisfactory to the Representative as to the matters set forth in subsections (a), (b), (c), and (h) of this Section and as to such other matters as the Representative may reasonably request including a statement that the officers of the Company have carefully examined the Registration Statement, the Prospectus, the General Disclosure Package and any Issuer-Represented Free Writing Prospectuses and in their opinion: (A) on the effective date, the Registration Statement did not include and as of its date, the Prospectus did not include, and as of the date of this Agreement, neither (i) the General Disclosure Package, nor (ii) any individual Issuer-Represented Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the date of this Agreement no event has occurred which should have been set forth in a supplement or an amendment to the Registration Statement, the General Disclosure Package or the Prospectus that has not been so disclosed.
     (o) The Company shall have furnished to the Representative such additional information and further certificates and documents as the Representative may reasonably have requested.
8. (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any who controls any Underwriter, within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and its respective partners, directors, officers, employees and agents, against any losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus, the General Disclosure Package, the Prospectus or any individual Issuer-Represented Limited-Use Free Writing Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any preliminary prospectus, the General Disclosure Package, the Prospectus or any individual Issuer-Represented Limited-Use Free Writing Prospectus, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use therein; provided that the Company and the Underwriters hereby acknowledge and agree that the only information that the Underwriters have furnished to the Company specifically for inclusion in Registration Statement, any preliminary prospectus, the General Disclosure Package, the Prospectus or any individual Issuer-Represented Limited-Use Free Writing Prospectus, or any amendment or supplement thereto, are the names of the Underwriters and the share allowance, concession and reallowance figures appearing in the Prospectus in the section entitled “Underwriting.”
     (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus, the General Disclosure Package, the Prospectus, or any individual Issuer-Represented Limited-Use Free Writing Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement preliminary prospectus, the General Disclosure Package, the Prospectus or such individual Issuer-Represented Limited-Use Free Writing Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative expressly for use therein (provided that the Company and the Underwriters hereby acknowledge and agree that the only information that the Underwriters have furnished to the Company specifically for inclusion in Registration Statement, any preliminary prospectus, the General Disclosure Package, the Prospectus or any individual Issuer-Represented Limited-Use Free Writing Prospectus, or any amendment or supplement thereto, are the names of the Underwriters, and the share allowance and the concession and reallowance figures appearing in the Prospectus in the section entitled “Underwriting”); and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.
     (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.
     (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls (within the meaning of the 1933 Act) any Underwriter, or any of the respective partners, directors, officers and employees of any Underwriter or any such controlling person; and the several obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), each officer of the Company who signs the Registration Statement and to each person, if any, who controls the Company within the meaning of the 1933 Act.
9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, the Representative may in its discretion arrange for them or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representative does not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representative to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the Representative notifies the Company that it has so arranged for the purchase of such Shares, or the Company notifies the Representative that it has so arranged for the purchase of such Shares, the Representative or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the Representative’s opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.
     (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability from its default.
     (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative and the Company as provided in Section 9(a) hereof, the aggregate number of such Shares which remains unpurchased exceeds one-tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in Section 9(b) hereof to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Option Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company as provided in Section 6 hereof and the indemnity and contribution and other agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriters or any controlling person of any of the Underwriters, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.
10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

11. If this Agreement is terminated pursuant to Section 9 hereof, the Company shall not be under any liability to any Underwriter, except as provided in Sections 6 and 8 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representative for all out-of-pocket expenses, including fees and disbursements of counsel, incurred by the Underwriters in connection with the negotiation and preparation of this Agreement and the implementation of the transactions contemplated hereby, including, without limitation, marketing, syndication and travel expenses incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to the Underwriters except as provided in Sections 6 and 8 hereof.
12. The Company acknowledges and agrees that:
     (a) in connection with the sale of the Shares, the Underwriters have been retained solely to act as underwriters, and no fiduciary, advisory or agency relationship between the Company and the Underwriters, on the other hand, has been created in respect of any of the transactions contemplated by this Agreement;
     (b) the price of the Shares set forth in this Agreement was established following discussions and arms-length negotiations between the Company and the Underwriters, and the Company is capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement;
     (c) it has been advised that the Underwriters and their respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that each Underwriter has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and
     (d) it waives, to the fullest extent permitted by law, any claims it may have against any Underwriter for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that each Underwriter shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including shareholders, employees, depositors or creditors of the Company.
13. In all dealings hereunder, the Representative shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representative.
     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, transmitted by electronic means via the Internet as a “PDF” (portable document format) with confirmed receipt thereof (“confirmed e-mail”), or via a facsimile transmission with confirmed receipt thereof (“confirmed fax”), to the Representative at Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201, Attention: General Counsel, with a copy to Kutak Rock LLP, 124 W. Capitol Ave., Suite 2000, Little Rock, Arkansas 72201, Attention: H. Watt Gregory III; and if to the Company shall be delivered or sent by mail or facsimile to Simmons First National Corporation, 501 Main Street, Pine Bluff, Arkansas 71601, Attention: Chairman and Chief Executive Officer, with a copy to Quattlebaum, Grooms, Tull & Burrow, PLLC, 111 Center Street, Suite 1900, Little Rock, Arkansas 72201, Attention: Patrick A. Burrow; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, mail, transmitted by confirmed e-mail or conformed fax, to such Underwriter at its address set forth in its questionnaire provided in connection with the offering of the Shares, or transmitted by confirmed e-mail or conformed fax, constituting such questionnaire, which address will be supplied to the Company by the

Representative upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.
14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.
15. Time shall be of the essence of this Agreement. As used herein, the term “Business Day” shall mean any day when both banking institutions in Little Rock, Arkansas and the Commission’s office in Washington, D.C. are open for business.
16. This Agreement shall be governed by and construed in accordance with the laws of the State of Arkansas.
17. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.
[Signatures on Following Page]

     If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon the acceptance hereof by the Representative, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company. It is understood that the Representative’s acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the Representative’s part as to the authority of the signers thereof.

Very truly yours,

SIMMONS FIRST NATIONAL CORPORATION

By:	/s/ J. Thomas May

	Name:	J. Thomas May
	Title:	Chairman and CEO

Accepted as of the date hereof, as Representative of the Several Underwriters,

STEPHENS INC.

By:	/s/ Robert Ulrey

	Name:	Robert Ulrey
	Title:	Senior Vice President

SCHEDULE I
Underwriters

Name of Underwriter	Number of Firm Shares
Stephens Inc.	1,325,000
Stifel, Nicolaus & Company, Incorporated	795,000
Raymond James & Associates, Inc.	530,000

SCHEDULE II
Subsidiaries
Subsidiary Banks
Simmons First National Bank
Simmons First Bank of Jonesboro
Simmons First Bank of South Arkansas
Simmons First Bank of Northwest Arkansas
Simmons First Bank of Russellville
Simmons First Bank of Searcy
Simmons First Bank of El Dorado, N.A.
Simmons First Bank of Hot Springs
All other direct and Indirect Subsidiaries

Name of Subsidiary	State of Incorporation/Organization
Simmons First Trust Company, N.A.	United States
Simmons First Investment Group, Inc.	Arkansas
The Arkansas Fund, Inc.	Arkansas
Simmons First Mortgage Company	Arkansas
Simmons First Capital Trust II	Delaware
Simmons First Capital Trust III	Delaware
Simmons First Capital Trust IV	Delaware

SCHEDULE III
Individuals to Execute Lock Up Agreements
Executive Officers

J. Thomas May	Chairman and Chief Executive Officer

David L. Bartlett	President and Chief Operating Officer

Robert A. Fehlman	Executive Vice President and Chief Financial Officer

Marty D. Casteel	Executive Vice President

Robert C. Dill	Executive Vice President, Marketing

David W. Garner	Senior Vice President and Controller

Tommie K. Jones	Senior Vice President and Human Resources Director

L. Ann Gill	Senior Vice President/Manager, Audit

Kevin J. Archer	Senior Vice President/Credit Policy and Risk Assessment

John L. Rush	Secretary

Board of Directors

William E. Clark, II

Steven A. Cossé

Edward Drilling

Eugene Hunt

George A. Makris, Jr.

J. Thomas May

W. Scott McGeorge

Stanley E. Reed

Harry L. Ryburn

Robert L. Shoptaw

SCHEDULE IV
Substance of Opinion of Quattlebaum, Grooms, Tull and Burrow, PLLC
     (i) The Company is duly registered as a bank holding company under the BHCA and is a financial holding company pursuant to Section 4(l) of the BHCA; the Company is validly existing as a corporation in good standing under the laws of the State of Arkansas, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and performs its obligations under this Agreement;
     (ii) The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder;
     (iii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, the General Disclosure Package and the Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the General Disclosure Package and the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Registration Statement, the General Disclosure Package and the Prospectus); all of the shares of the Company’s issued and outstanding capital stock have been duly authorized and validly issued and are fully paid and non-assessable, and, to such counsel’s knowledge, none of the outstanding shares of its capital stock were issued in violation of preemptive or other similar rights of any security holder of the Company; and the Shares conform to the description of the Common Stock contained in the Registration Statement, the General Disclosure Package and the Prospectus;
     (iv) Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, (A) to such counsel’s knowledge, there are no outstanding rights (contractual or otherwise), warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity interest in the Company, except pursuant to the Company’s stock option plans and awards currently in effect on the date hereof; and (B) to such counsel’s knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the 1933 Act or otherwise register any securities of the Company owned or to be owned by such person;
     (v) The Company is duly qualified as a foreign corporation to transact business and is in good standing under the laws of each other jurisdiction in which, to such counsel’s knowledge, such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where such failure to so qualify, or be in good standing, would not have a Material Adverse Effect;
     (vi) Each of the Company’s Subsidiaries either is validly existing as a corporation, state bank, national bank or trust company, in each case, in good standing under the laws of the jurisdiction of its incorporation (or, in the case of the Subsidiary Banks, has been duly chartered and is validly existing as a state chartered bank or national banking association) and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus; each of the Company’s Subsidiaries is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which, to such counsel’s knowledge, such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify, or be in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the issued and outstanding capital stock or other equity interest of each Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through its Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim known to such counsel; none of the outstanding shares of capital stock or other equity interest of each Subsidiary were issued in violation of the preemptive or other similar rights of any security holder of such security known to such counsel; and the Company has all necessary consents and approvals under applicable federal and state laws and regulations relating to banks, bank holding companies and financial holding companies to own their respective assets and carry on their respective businesses as currently conducted, except for those consents and approvals that would not have a Material Adverse Effect;
     (vii) This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors’ rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance;
     (viii) The issue and sale of the Shares being delivered at such Time of Delivery by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not (a) require any consent, approval, license or exemption by, order or authorization of, or filing, recording or registration by the Company with any state or federal governmental authority, except such as have been made or obtained under the 1933 Act and except as may be required under the rules and regulations of the NASDAQ Global Select Market or FINRA and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters, (b) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound, or to which any material amount of the property or assets of the Company or any of its Subsidiaries is subject or (c) result in any violation of the provisions of the certificate of incorporation or charter (as applicable) or by-laws of the Company or any of its Subsidiaries or, to the knowledge of such counsel, any statute or any order, rule or regulation of any court or Governmental Entity;
     (ix) To such counsel’s knowledge, no default by the Company or any Subsidiary exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound that is described or referred to in the Registration Statement, the General Disclosure Package and the Prospectus, except for such defaults, that, individually or in the aggregate, would not have a Material Adverse Effect;
     (x) The statements set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Description of Capital Stock,” as such statements contain descriptions of laws, rules or regulations, and insofar as they describe the terms of agreements or the Company’s articles of incorporation or by-laws, are correct in all material respects;
     (xi) The Company has all necessary approvals of the FRB to own the stock of its Subsidiaries. To such counsel’s knowledge, neither the Company nor any Subsidiary is subject to any cease and desist order, written agreement or memorandum of understanding with, or are a party to any commitment letter or similar undertaking to, or are subject to any order or directive (other than orders or directives applicable to the banking industry as a whole) by, or is a recipient of any extraordinary supervisory agreement letter from, or has adopted any board resolutions (other than board resolutions required by law or regulation and applicable to the banking industry as a whole) at the request of any of the FRB, ASBD, OCC or the FDIC (collectively, the “Bank Regulators”), and to such counsel’s knowledge, neither the Company nor any Subsidiary has been advised by any of the Bank Regulators that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, directive, or extraordinary supervisory letter, and neither the Company nor any Subsidiary is contemplating (A) becoming a party to any such written agreement, memorandum of understanding, commitment letter or similar undertaking with any Bank Regulator or (B) adopting any such board resolutions at the request of any Bank Regulator. To such counsel’s knowledge, neither the Company nor any Subsidiary has received notice of any proceeding or action relating specifically to the Company or its Subsidiaries for the revocation or suspension of any consent, authorization, approval, order, license, certificate or permit issued by, or any other action or proposed action by, any regulatory authority having jurisdiction over the Company or its Subsidiaries that would have a Material Adverse Effect;
     (xii) The Company is not, and after giving effect to the offering and sale of the Shares and after receipt of payment for the Shares and the application of such proceeds as described in the Registration Statement, the General Disclosure Package and the Prospectus, will not be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act;
     (xiii) The documents incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder; and they have no reason to believe that any such documents, when such documents were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;
     (xiv) The Registration Statement, the General Disclosure Package and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the 1933 Act and the rules and regulations thereunder; and such counsel does not know of any contracts or other agreements of a character required to be incorporated by reference into the General Disclosure Package or the Prospectus or required to be filed as an Exhibit to the Registration Statement or required to be described in the Registration Statement, the General Disclosure Package or the Prospectus which are not filed or incorporated by reference or described as required;
     (xv) The Shares have been duly authorized and, when issued delivered and paid for in accordance with this Agreement, will be validly issued, fully paid and nonassessable; and the issuance and sale of the Shares is not subject to any preemptive right under the laws of any state or the certificate of incorporation or by-laws of the Company or, to such counsel’s knowledge, any contractual preemptive or similar rights;
     (xvi) (A) The Registration Statement, at the time such Registration Statement became effective and at all other subsequent times until the First Time of Delivery, and (B) the Prospectus, when filed with the Commission pursuant to Rule 424(b) and at all subsequent times until the First Time of Delivery, complied as to form in all material respects with the requirements of the 1933 Act (except that such counsel need to express any opinion as to the financial statements, schedules and notes thereto and other financial, statistical and accounting information included therein);

     (xvii) All descriptions in the Registration Statement, the General Disclosure Package and the Prospectus of statutes, legal, governmental and regulatory proceedings, as well as contracts and other documents to which the Company or its Subsidiaries are a party are accurate in all material respects; to such counsel’s knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement, the General Disclosure Package or the Prospectus other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects;
     (xviii) The information incorporated into the Registration Statement, the General Disclosure Package and the Prospectus from the Company’s most recently filed Form 10-K and Form 10-Q under “Legal Proceedings” and Form DEF 14A under “Transactions with Related Persons,” insofar as such statements constitute a summary of documents or matters of law, and those statements in the Registration Statement, the General Disclosure Package and the Prospectus that are descriptions of agreements or other legal documents or of legal proceedings, or refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information required to be shown. To such counsel’s knowledge, the aggregate of all pending legal, regulatory or governmental proceedings to which the Company or any Subsidiary is a party or of which any of their respective property or assets is the subject, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect;
     (xix) To counsel’s knowledge, except as described in the Registration Statement, the General Disclosure Package and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending, or threatened required to be disclosed in the Registration Statement, the General Disclosure Package or the Prospectus; and
     (xx) The Registration Statement has become effective under the 1933 Act, and to such counsel’s current actual knowledge, no stop order suspending the effectiveness of the Registration Statement and no proceedings for that purpose have been initiated or overtly threatened by the Commission.
     In addition, although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the General Disclosure Package or the Prospectus, except for those referred to in the opinion in subsection (x) of this Schedule IV, no facts have come to such counsel’s attention that have caused them to have knowledge to believe that, (a) as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, and financial data derived therefrom, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (b) as of its date, the General Disclosure Package contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than the financial statements and related schedules therein, and financial data derived therefrom, as to which such counsel need express no opinion), or (c) that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, and financial data derived therefrom, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement, General Disclosure Package or the

Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, and financial data derived therefrom, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed that has not been filed.

SCHEDULE V
Substance of Opinion of Kutak Rock LLP
     (i) The Registration Statement has become effective under the 1933 Act, and such counsel is not aware of any stop order suspending the effectiveness of the Registration Statement. To such counsel’s knowledge, no proceedings therefor have been initiated or overtly threatened by the Commission and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the 1933 Act has been made in the manner and within the time period required by such Rule.
     (ii) The Registration Statement and the Prospectus comply as to form in all material respects with the requirements of the 1933 Act (except that such counsel need not express any opinion as to the financial statements, schedules and notes thereto and the other financial, statistical and accounting information included therein).
     In addition to the matters set forth above, such opinion shall also include a statement to the effect as follows:
     Such counsel has participated in conferences with directors, officers and other representatives of the Company, representatives of counsel to the Company, representatives of the independent public accountants for the Company and representatives of the Underwriters, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and, although such counsel has not independently verified and need not pass upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, no facts have come to its attention which lead it to believe that the Registration Statement, on the effective date thereof, on the date of this Agreement or at the Time of Delivery, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, on the date thereof, on the date of this Agreement or at the Time of Delivery, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any view with respect to the financial statements and related notes, the financial statement schedules and the other financial, statistical and accounting data included in the Registration Statement or Prospectus).

EXHIBIT A
Form of Lock-Up Agreement
November 10, 2009
Stephens Inc.
111 Center Street
Little Rock, Arkansas 72201

Re:	Proposed Public Offering by Simmons First National Corporation.
     The undersigned, an executive officer, director and/or stockholder of Simmons First National Corporation, an Arkansas corporation, or one of its subsidiaries (collectively, the “Company”), understands that Stephens Inc., as representative (the “Representative”) of the several underwriters (the “Underwriters”) named in the Underwriting Agreement (the “Underwriting Agreement”) with the Company providing for the public offering of shares (the “Shares”) of the Company’s Class A Common Stock, $0.01 par value per share (the “Common Stock”). In recognition of the benefit that such an offering will confer upon the undersigned as an executive officer, director and/or stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Representative that, during a period of 90 days from the date of the Underwriting Agreement, the undersigned will not, without the prior written consent of the Representative, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise. If either (i) during the period that begins on the date that is 15 calendar days plus three (3) business days before the last day of the 90-day restricted period and ends on the last day of the 90-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (ii) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day restricted period, the restrictions set forth herein will continue to apply until the expiration of the date that is 15 calendar days plus three (3) business days after the date on which the earnings release is issued or the material news or event related to the Company occurs.
     The Company agrees that it shall promptly notify the Representative of any earnings releases, news or events that may give rise to an extension of the initial restricted period.
     Notwithstanding the foregoing, the undersigned may transfer the undersigned’s shares of Common Stock (i) as a bona fide gift or gifts, provided that the donee or donees agree to be bound in writing by the restrictions set forth herein, (ii) to any trust or family limited partnership for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust or general partner of the family limited partnership, as the case may be, agrees to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) pledged in a bona fide transaction outstanding as of the date hereof to a lender to the undersigned, as disclosed in writing to the Representative, (iv) pursuant to the exercise by the undersigned of stock options that have been granted by the Company prior to, and are outstanding as of, the date of the Underwriting Agreement, where the Common Stock received upon any such exercise is held by the undersigned, individually or as fiduciary, in accordance with the terms of this Lock-Up Agreement, (v) pursuant to Rule 10b5-1 plans of the undersigned in effect as of the date of the Underwriting Agreement, or (vi) with the prior written consent of the Representative. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.
     The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Common Stock, except in compliance with this Lock-Up Agreement. In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.
     The undersigned represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. The undersigned agrees that the provisions of this Lock-Up Agreement shall be binding also upon the successors, assigns, heirs and personal representatives of the undersigned.
     The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this Lock-up Agreement. Notwithstanding anything herein to the contrary, this Lock-up Agreement shall automatically terminate and be of no further effect as of 5:00 p.m. Central Standard Time on February 8, 2010 if a closing for the offering of the Shares has not yet occurred as of that time.
     This Lock-up Agreement shall be governed by and construed in accordance with the laws of the State of Arkansas.

Very truly yours,

Signature:

Print Name:

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